                             LETTER OF TRANSMITTAL

                        To Tender Shares of Common Stock

                                       of

                           KINNARD INVESTMENTS, INC.

                                       at

                              $7.50 NET PER SHARE
            Pursuant to the Offer to Purchase dated December 8, 1999

                                       by

                              SW ACQUISITION, INC.

                          a wholly-owned subsidiary of

                           STOCKWALK.COM GROUP, INC.

   -----------------------------------------------------------------------------

    THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK
     CITY TIME, ON MONDAY, JANUARY 10, 2000, UNLESS THE OFFER IS EXTENDED.

 -----------------------------------------------------------------------------

                        The Depositary for the Offer is:

                        FIRSTAR BANK OF MINNESOTA, N.A.

         By Mail:                By Overnight Delivery:                By Hand:
   101 East Fifth Street         101 East Fifth Street           101 East Fifth Street
 St. Paul, Minnesota 55101     St. Paul, Minnesota 55101       St. Paul, Minnesota 55101
Corporate Trust Department     Corporate Trust Department     Corporate Trust Department


                               By Facsimile Transmission:
                                     (651) 229-6415
                            (For Eligible Institutions Only)
                  Confirmation of Facsimile Transmission by Telephone:
                                     (651) 229-2600

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION
       INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE
                     DOES NOT CONSTITUTE A VALID DELIVERY.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ
           CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

--------------------------------------------------------------------------------

                         DESCRIPTION OF SHARES TENDERED
--------------------------------------------------------------------------------

        NAME(S) AND ADDRESS(ES) OF REGISTERED OWNERS(S)                           SHARES TENDERED
(PLEASE FILL IN, IF BLANK) EXACTLY AS (NAME(S) APPEAR(S) ON            (ATTACH ADDITIONAL LIST IF NECESSARY)
CERTIFICATE(S))
----------------------------------------------------------------- -------------------------------------------------
                                                                                 TOTAL NUMBER
                                                                                   OF SHARES           NUMBER
                                                                  CERTIFICATE    REPRESENTED BY      OF SHARES
                                                                  NUMBER(S)(1)  CERTIFICATE(S)(1)   TENDERED(2)
                                                                  ------------- ----------------- -----------------


                                                                  ------------- ----------------- -----------------


                                                                  ------------- ----------------- -----------------


                                                                  ------------- ----------------- -----------------


                                                                  ------------- ----------------- -----------------

                                                                  Total Shares
                                                                  ------------- ----------------- -----------------

--------------------------------------------------------------------------------
(1)   Need not be completed by Book-Entry Shareholders.
(2) Unless otherwise indicated, it will be assumed that all Shares being delivered to the Depositary are being tendered. See Instruction 4.
--------------------------------------------------------------------------------



         The names and addresses of the registered holders should be printed, if not already printed above, exactly as they appear on the certificates representing Shares tendered hereby. The certificates and number of Shares that the undersigned wishes to tender should be indicated in the appropriate box.

         This Letter of Transmittal is to be used either if certificates for Shares (as such terms are defined below) are to be forwarded herewith or, unless an Agent's Message (as defined below) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary at the Book-Entry Transfer Facility as defined in and pursuant to the procedures set forth in Section 3 of the Offer to Purchase.

         Shareholders whose certificates for Shares are not immediately available or who cannot deliver either the certificates for, or a Book-Entry Confirmation (as defined in Section 2 of the Offer to Purchase) with respect to, their Shares and all other documents required hereby to the Depositary on or prior to the Expiration Date must tender their Shares in accordance with the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2. Delivery of documents to a Book-Entry Transfer Facility does not constitute delivery to the Depositary.

              (Boxes Below For Use By Eligible Institutions Only)

|_| CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN A BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

         Name of Tendering Institution:
                                       -----------------------------------------

         DTC Account Number
                                       -----------------------------------------

         Transaction Code Number
                                       -----------------------------------------

|_| CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
       FOLLOWING:

         Name(s) of Registered Owner(s):
                                         ---------------------------------------

         Window Ticket Number (if any):
                                         ---------------------------------------

         Date of Execution of Notice of Guaranteed Delivery:
                                                            --------------------

         Name of Institution that Guaranteed Delivery:
                                                      --------------------------

         If delivery is by book-entry transfer, check box of Book-Entry Transfer Facility and complete information.

LADIES AND GENTLEMEN:

         The undersigned hereby tenders to SW Acquisition, Inc., a Minnesota corporation (the "Purchaser") and a wholly-owned subsidiary of Stockwalk.com Group, Inc., a Minnesota corporation, the above-described shares of Common Stock, par value $0.02 per share (the "Shares") of Kinnard Investments, Inc., a Minnesota corporation (the "Company").

         Upon the terms of the Offer subject to, and effective upon, acceptance for payment of, and payment for, the Shares tendered herewith in accordance with the term and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all rights, title and interest in and to all the Shares that are being tendered hereby and any other securities issued or issuable in respect thereof on or after December 8, 1999 and irrevocably constitutes and appoints Firstar Bank of Minnesota, N.A. (the "Depositary") the true and lawful agent and attorney-in-fact of the undersigned with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned's rights with respect to such Shares (and any such other Shares or securities), to (a) deliver certificates for such Shares (and any such other Shares or securities) or transfer ownership of such Shares (and any such other Shares or securities) on the account books maintained by a Book-Entry Transfer Facility together, in any such case with all accompanying evidences of transfer authenticity to, or upon the order of, the Purchaser, (b) present such Shares (and any such other Shares or securities) for transfer on the Company's books and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any such other Shares or securities) all in accordance with the terms of the Offer.

         If, on or after December 8, 1999, the Company should declare or pay any cash dividend on the Shares or other distribution on the Shares, or issue with respect to the Shares any additional Shares, shares of any other class of capital stock, other voting securities or any securities convertible into, or rights, warrants or options, conditional or otherwise, to acquire, any of the foregoing, payable or distributable to shareholders of record on a date prior to the transfer of the Shares purchased pursuant to the Offer to the Purchaser or its nominee or transferee on the Company's stock transfer records, then, subject to the provisions of Section 13 of the Offer to Purchase, (a) the Offer Price may, in the sole discretion of the Purchaser, be reduced by the amount of any such cash dividend or cash distribution and (b) the whole of any such non-cash dividend, distribution or issuance to be received by the tendering shareholder will (i) be received and held by the tendering shareholder for the account of the Purchaser and shall be required to be promptly remitted and transferred by each tendering shareholder to the Depositary for the account of the Purchaser, accompanied by appropriate documentation of transfer, or (ii) at the direction of the Purchaser, be exercised for the benefit of the Purchaser, in which case the proceeds of such exercise will promptly be remitted to the Purchaser. Pending such remittance, the Purchaser will be entitled to all rights and privileges as owner of any such non-cash dividend, distribution, issuance or proceeds and may withhold the entire purchase price or deduct from the purchase price the amount of value thereof, as determined by the Purchaser in its sole discretion.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign, and transfer the tendered Shares and any and all other Shares or other securities issued or issuable in respect of such Shares on or after December 8, 1999 and, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good title thereto free and clear of all liens, restrictions, claims and encumbrances, and the same will not be subject to any adverse claim. The undersigned will, upon request, execute additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the tendered Shares and any and all other Shares or other securities issued or issuable in respect thereof on or after December 8, 1999.

         All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

         The undersigned hereby irrevocably appoints Eldon C. Miller, David B. Johnson and Philip T. Colton, and each of them with the power to act alone, as attorneys-in-fact and proxies, each with full power of substitution, to the full extent of the undersigned's rights with respect to the Shares tendered hereby that have been accepted for payment by the Purchaser and with respect to any and all other Shares or other securities issued or issuable in respect of such Shares, on or after December 8, 1999. All such powers of attorney and proxies will be considered irrevocable and coupled with an interest in the tendered Shares. This appointment is effective when, and only to the extent that, the Purchaser accepts for payment such Shares tendered as provided in the Offer to Purchase. Upon such acceptance for payment, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Shares (and other securities) will, without further action, be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective) by the undersigned. The designees of the Purchaser will be empowered to exercise all voting and other rights with respect to such Shares and other securities in respect of any annual, special or adjourned meeting of the Company's shareholders, actions by written consent in lieu of any such meeting or otherwise as they in their sole discretion may deem proper. The Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon the Purchaser's acceptance for payment such Shares, the Purchaser must be able to exercise full voting, consent or other rights with respect to such Shares or other securities, including voting at any meeting of shareholders.

         All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable, provided that Shares tendered pursuant to the Offer may be withdrawn at any time prior to the Expiration Date and, unless theretofore accepted for payment and paid for by Purchaser pursuant to the Offer, may also be withdrawn at any time after Monday, February 7, 2000 or such later time as may apply if the Offer is extended.

         The undersigned understands that the valid tender of Shares pursuant to any of the procedures described in Section 3 of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the Shares tendered hereby. Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the Offer, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal.

         Unless otherwise indicated herein under "Special Payment Instructions", please issue the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under the "Special Delivery Instructions", please mail the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility (as defined herein) designated above. The undersigned recognizes that the Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered holder thereof if the Purchaser does not accept for payment any of the Shares so tendered.

|_| CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST OR DESTROYED AND SEE INSTRUCTION 11.

Number of Shares represented by the lost or destroyed certificates: ____________

                                SPECIAL PAYMENT
                                  INSTRUCTIONS
                   (See Instructions 1, 4, 5, 6 and 7 of this
                             Letter of Transmittal)

     To be completed ONLY if certificates for Shares not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be issued in the name of someone other than the undersigned, or if Shares delivered by book-entry transfer which are not accepted for payment are to be returned for credit to an account maintained at the Book-Entry Transfer Facility other than that designated above.

Issue |_| Check and/or |_| Certificate(s) to:

Name
    ----------------------------------------------------------------------------
                                   (Please Print)

Address
       -------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               (Include Zip Code)


--------------------------------------------------------------------------------
(Taxpayer Identification or Social Security Number)
(Also complete Substitute Form W-9 below)

|_| Credit unpurchased Shares delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below:

--------------------------------------------------------------------------------
                                (Account Number)

--------------------------------------------------------------------------------

                                SPECIAL DELIVERY
                                  INSTRUCTIONS
                   (See Instructions 1, 4, 5, 6 and 7 of this
                             Letter of Transmittal)

     To be completed ONLY if certificates for Shares not tendered or not purchased and/or the check for the purchase price of Shares purchased are to be issued in the name of someone other than the undersigned, or to an address other than that shown above.

Mail |_| Check and/or  |_| Certificate(s) to:

Name
    ----------------------------------------------------------------------------
                                   (Please Print)

Address
       -------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               (Include Zip Code)

--------------------------------------------------------------------------------

                                   SIGN HERE
                  (Also Complete Attached Substitute Form W-9)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        (Signature(s) of Shareholder(s))
Dated:                     , 1999/2000
      --------------------

(Must be signed by registered holder(s) as name(s) appear(s) on the certificate(s) for the Shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5 of this Letter of Transmittal.)

Name(s)
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (Please Print)

Capacity (Full Title)
                     -----------------------------------------------------------

Address
       -------------------------------------------------------------------------
                               (Include Zip Code)

Daytime Area Code and Telephone No. (    )
                                     ---- -----------------------

Employer Identification or Social Security Number

                                         ---------------------------------------
                                         (Complete Attached Substitute Form W-9)

                            GUARANTEE OF SIGNATURE(S)
                           (See Instructions 1 and 5)
Authorized Signature
                    ------------------------------------------------------------

Name
    ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (Please Print)

Title
     ---------------------------------------------------------------------------

Name of Firm
            --------------------------------------------------------------------

Address
       -------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone No. (    )
                             ----  ---------------------------------------------

Date:                   , 1999/2000
     -------------------

--------------------------------------------------------------------------------

                                  INSTRUCTIONS

             Forming Part of the Terms and Conditions of the Offer

         1. Signature Guarantee. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder (which term, for purposes of this Section, includes any participant in any of the Book-Entry Transfer Facilities, whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith, unless such registered holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on the Letter of Transmittal, or (b) if such Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5. If the certificates for Shares are registered in the name of a person other than the signer of this Letter of Transmittal, or if payment to be made or certificates for Shares not tendered or not accepted for payment are to be returned to a person other than the registered owner(s) of the certificates surrendered, the tendered certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name or names of the registered owner or owners appear on the certificates, with the signatures on the certificates or stock powers guaranteed as aforesaid. See Instruction 5.

         2. Requirements of Tender. This Letter of Transmittal is to be completed by shareholders either if certificates are to be forwarded herewith or, unless an Agent's Message (as defined below) is utilized, if delivery of Shares is to be made pursuant to the procedures for book-entry transfer set forth in Section 3 of the Offer to Purchase. For a shareholder validly to tender Shares pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or facsimile thereof), together with any required signature guarantees, or, in the case of a book entry transfer, an Agent's Message, and any other required documents, must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date and either certificates for tendered Shares must be received by the Depositary at one of such addresses or Shares must be delivered pursuant to the procedures for book-entry transfer set forth herein (and a Book-Entry Confirmation received by the Depositary), in each case at or prior to the Expiration Date, or (b) the tendering shareholder must comply with the guaranteed delivery procedures set forth below and in Section 3 of the Offer to Purchase.

         If a shareholder desires to tender Shares pursuant to the Offer and such shareholder's certificates for Shares are not immediately available or the procedure for book-entry transfer cannot be completed prior to the Expiration Date or time will not permit all required documents to reach the Depositary prior to the Expiration Date, such shareholder may tender such Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. Pursuant to such procedures, (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Purchaser, must be received by the Depositary on or prior to the Expiration Date and (c) the certificates for all tendered Shares, in proper form for transfer
(or a Book-Entry Confirmation with respect to all such Shares), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents are received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery. A "trading day" is any day on which the New York Stock Exchange is open for business. The Notice of Guaranteed Delivery may be delivered by hand to the Depositary or transmitted by telegram, facsimile transmission or mail to the Depositary and must include a guarantee by an Eligible Institution and a representation that the shareholder owns the Shares.

         The term "Agent's Message" means a message transmitted by a Book-Entry Transfer Facility, to and received by, the Depositary and forming a part of the Book-Entry Confirmation which states that such Book-Entry Transfer Facility has received an express acknowledgement from the participant in such Book-Entry Transfer Facility tendering the Shares that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Purchaser may enforce such agreement against the participant.

         THE METHOD OF DELIVERY OF SHARES, THE LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER. SHARES WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

         No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering shareholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

         3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

         4. Partial Tenders (Applicable to Certificate Shareholders Only). If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In any such case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

         5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder of the Shares tendered hereby, the signature must correspond with the names as written on the face of the certificate(s) without any change whatsoever.

         If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

         If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Purchaser of their authority so to act must be submitted.

         When this Letter of Transmittal is signed by the registered owners(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment or certificates for Shares not tendered or accepted for payment are to be issued to a person other than the registered owners(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

         If this Letter of Transmittal is signed by a person other than the registered owner(s) of the certificates listed or if payment is to be made or certificates for Shares not tendered or not accepted for payment are to be returned to a person other than the registered owners(s) of the certificates surrendered, the tendered certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owners or owners appear on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

         6. Stock Transfer Taxes. Except as set forth in this Instruction 6, the Purchaser will pay (or cause to be paid) any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificates for Shares not tendered or accepted for payment are to be registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holders(s) or such person(s)) payable on account of the transfer to such person(s) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

         EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

         7. Special Payment and Delivery Instructions. If a check is to be issued in the name of, and/or certificates for Shares not accepted for payment are to be returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to a person other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes of this Letter of Transmittal should be completed.

         8. Waiver of Conditions. The Purchaser reserves the absolute right in its sole discretion to waive any of the specified conditions of the Offer, in whole or in part, in the case of any Shares tendered.

         9. Substitute Form W-9. In order to avoid "backup withholding" of Federal income tax on payments of cash pursuant to the Offer, a shareholder surrendering shares in the Offer must, unless an exemption applies, provide the Depositary with such shareholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 in this Letter of Transmittal and certify under penalties of perjury that such TIN is correct and that such shareholder is not subject to backup withholding. If a shareholder does not provide such shareholder's correct TIN or fails to provide the certifications described above, the Internal Revenue Service (the "IRS") may impose a $50 penalty on such shareholder and payment of cash to such shareholder pursuant to the Offer may be subject to backup withholding of 31%.

         Backup withholding is not an additional income tax. Rather, the amount of the backup withholding can be credited against the Federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the shareholder upon filing an income tax return.

         The shareholder is required to give the Depositary the TIN (i.e., social security number or employer identification number) of the record owner of the Shares. If the Shares are held in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number or Substitute Form W-9" for additional guidance on which number to report.

         The box in Part 3 of the Substitute Form W-9 may be checked if the tendering shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the shareholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, such amounts will be refunded to such shareholder if a TIN is provided to the Depositary within 60 days.

         Certain shareholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. Noncorporate foreign shareholders should complete and sign the main signature form and a Form W-8, Certificate of Foreign Status, a copy of which may be obtained from the Depositary, in order to avoid backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

         10. Requests for Assistance or Additional Copies. Questions and requests for assistance or additional copies of the Offer to Purchase, the Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute

Form W-9 may bedirected to the Information Agent or the Dealer Manager at their respective addresses set forth below.

         11. Lost, Destroyed or Stolen Certificates. If any certificate representing Shares has been lost, destroyed or stolen, the shareholder should promptly notify the Depositary by checking the box immediately preceding the special payment/special delivery instructions and indicating the number of Shares lost. The shareholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

         IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE OF THE OFFER AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE ON OR PRIOR TO THE EXPIRATION DATE, OR THE TENDERING SHAREHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

------------------------------------------------------------------------------------------------------------------------------------
                                    PAYER'S NAME: FIRSTAR BANK OF MINNESOTA, N.A.
------------------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                          Part 1 - PLEASE PROVIDE YOUR TIN IN
FORM W-9                            THE BOX AT RIGHT AND CERTIFY BY                              -------------------------
Department of the  Treasury         SIGNING AND DATING BELOW                                     Social Security Number(s)
Internal Revenue Service                                                                                    OR
Payer's Request for
Taxpayer Identification                                                                          -------------------------
Number                                                                                            Employer Identification
(TIN)                                                                                                    Number(s)
                                    ------------------------------------------------------------------------------------------------
                                    Part 2 - Certification - Under penalties of perjury, I certify that:
                                    (1)  The number  shown on this form is my correct  Taxpayer                       Part 3 -
                                         Identification Number (or I am waiting for a number to be                 Awaiting TIN
                                         issued to me) and                                                             |_|
                                    (2)  I am not subject to backup withholding because (a) I am exempt       ---------------------
                                         from backup withholding or (b) ( have not been notified by the
                                         Internal Revenue Service (the "IRS") that I am subject to                    Part 4 -
                                         backup withholding as a result of a failure to report all                   Exempt TIN
                                         interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.
                                    ------------------------------------------------------------------------------------------------
                                    Certification Instructions - You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax returns. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out such item (2). If you are exempt from backup withholding, check the box in Part 4 above.
------------------------------------------------------------------------------------------------------------------------------------

Signature                                                           Date                                     , 1999/2000
          ---------------------------------------------------------       -----------------------------------
------------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

          YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
          PART 3 OF SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, if I do not provide a taxpayer identification number to the Depositary, 31% of all reportable payments made to me will be withheld, but will be refunded if I provide a certified taxpayer identification number within 60 days.

----------------------------------          ------------------------------------
             Signature                                    Date

----------------------------------
      Name (Please Print)
--------------------------------------------------------------------------------

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